UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 4, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 2.02. Results of Operations and Financial Condition.
On August 4, 2022, Orchid Island Capital, Inc. (the “Company”)

issued the press release attached hereto as Exhibit 99.1 announcing the Company’s results of operations

for the period ended June 30, 2022. In addition, the Company posted supplemental financial
information on the investor relations section of its website (https://ir.orchidislandcapital.com).

The press release, attached as Exhibit
99.1, is being furnished under this “Item 2.02 Results of Operations and

Financial Condition,” and shall not be deemed “filed” for
purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure
document of the Company,

except as shall be expressly set forth by specific reference in such document.
Caution About Forward-Looking Statements.

This Current Report on

Form 8-K contains forward-looking

statements within the

meaning of the Private

Securities Litigation Reform
Act of 1995 and other federal securities laws, including, but not limited to, statements regarding interest rates, liquidity, pledging of our structured RMBS, funding

levels and spreads,

prepayment speeds,

portfolio positioning

and repositioning,

hedging levels, dividends,
growth, the supply and

demand for Agency

RMBS, the effect of

actual or expected actions

of the U.S.

government, including the Federal
Reserve, market expectations, future opportunities

and prospects of the Company,

the stock repurchase program and general

economic
conditions.

These

forward-looking

statements

are

based

upon

the

Company’s

present

expectations,

but

the

Company

cannot

assure
investors that actual results will not vary from the expectations contained in the forward-looking statements. Investors should not place
undue

reliance upon

forward-looking

statements. For

further discussion

of the

factors that

could affect

outcomes, please

refer to

the
“Risk Factors”

section of

the Company's Annual

Report on Form

10-K for

the fiscal

year ended

December 31,

2021, which

has been
filed

with

the

Securities

and

Exchange

Commission

(the

“SEC”),

and

other

documents

that

the

Company

files

with

the

SEC.

All
forward-looking statements speak only as of the date on

which they are made. New risks and uncertainties arise over

time, and it is not
possible to predict those events

or how they may affect

the Company.

Except as required by law,

the Company is not obligated to,

and
does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated August 4, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of

the Securities Exchange Act of

1934, the Registrant has duly

caused this report to be

signed on its behalf
by the undersigned hereunto duly authorized.
Date: August 4, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer